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                  COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                                  (THE "FUND")

              SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 1, 2005

     The Board of Directors of the Fund has determined, subject to shareholder approval, that the Fund should be terminated and that the Fund's net assets be distributed to shareholders in liquidation of the Fund. If shareholders of the Fund approve the termination of the Fund, any assets of the Fund remaining on the termination date after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for will be reduced to distributable form and distributed to the remaining shareholders of the Fund on such date in liquidation of their shares of the Fund. Shareholders of the Fund are scheduled to vote on the proposal relating to the termination of their Fund at a special meeting of shareholders currently expected to be held in the third quarter of 2005. If approved at the special meeting, the termination is proposed to take place within a reasonable time thereafter.

     You can redeem your shares of the Fund at any time prior to the liquidation date and receive the net asset value of your shares as described in the Fund's prospectus. You should consult your tax adviser regarding the tax treatment applicable to the liquidation of the Fund's shares for federal income tax purposes, as well as possible state and local tax consequences. The Fund does not expect to accept investments after April 29, 2005, except purchases that are part of an Automatic Investment Plan, Automated Dollar Cost Averaging program or Automatic Divided Diversification program, as well as dividend reinvestments and contributions to certain existing retirement-plan accounts, can continue until the date of liquidation.

                                                               February 16, 2005